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                                                                    EXHIBIT 16.1






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Michigan Community Bancorp Limited (File 0-25079) dated October 8, 2002.



                                        /s/ Plante & Moran, LLP



Auburn Hills, Michigan
October 9, 2002